UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2012

RENEWABLE FUEL CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-53732	26-0892819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7251 West Lake Mead Blvd., Suite 300 Las Vegas, NV	89128
(Address of Principal Executive Offices)	(Zip Code)

1- 702-989-8978
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.      Departure or Death of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)
Effective on September 29, 2012 Tan Yee Hean, a member of RFC's Board of Directors and the Managing Director of our subsidiary Plant Biofuel Corporation (PBC) has passed away. Tan had been with RWFC since the beginning in 2007 and was a principal in PBC before and after the reverse merger into RWFC in 2007. His dedication and commitment has been an integral part of our success to date and he will be missed as a member of the board.

(b)	He will not be replaced by RWFC Board until, at the earliest, the second fiscal quarter of 2013. Until that time the existing board will be maintained:

William Van Vliet
Richard Henderson
Cho Nam Sang

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Renewable Fuel Corp

Date: October 5, 2012	By:	/s/ William A Van Vliet
William A. Van Vliet
Chief Executive Officer and Director

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